Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated May 7, 2018

Important Notice Regarding Changes in Fund Name, Investment Objective and Investment Strategy for Invesco U.S. Government Fund

The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information for Class A, C, R, Y, Investor, R5 and R6 shares of Invesco U.S. Government Fund.

On May 1, 2018, the Board of Trustees (the “Board”) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”) approved changes to the Invesco U.S. Government Fund’s (the “Fund”) name, investment objective and principal investment strategies in connection with repositioning the Fund as a multi-sector income fund, effective on or about July 26, 2018. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated and the Fund will no longer invest primarily in U.S. government securities, which means the Fund will be subject to certain heightened risks including an increased price sensitivity to changes in interest rates and share price volatility resulting from the Fund’s use of leverage as well as the risks disclosed below. This supplement describes the Fund’s new strategy and its corresponding additional risks. You should read this supplement carefully in connection with the Fund’s current Summary and Statutory Prospectuses and Statement of Additional Information.

Accordingly, effective on or about July 26, 2018, the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) will be revised to reflect the following:

1.	The Fund will be renamed “Invesco Income Fund.”

2.	The Fund’s investment objective will be changed from “total return, comprised of current income and capital appreciation” to “current income, and secondarily, capital appreciation.”

3.	The following 80% investment policy under the “Strategies” sections of the Fund’s Summary and Statutory Prospectuses will be removed:

“The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (each a “Federal Agency”), and in derivatives and other instruments that have economic characteristics similar to such securities.”

4.	The following or similar information regarding the Fund’s new strategy will replace in its entirety similar information appearing in the “Strategies” sections of the Fund’s Summary and Statutory Prospectuses:

“The Fund invests primarily in fixed-income securities and in derivatives and other instruments that have economic characteristics similar to such securities. A significant portion of these securities consist of privately-issued mortgage-backed and asset-backed securities such as commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), and collateralized loan obligations (CLOs). The mortgage-backed securities in which the Fund invests could also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC).

The Fund invests in below-investment grade securities. Below-investment grade securities are commonly referred to as junk bonds. A significant portion of the Fund’s investments consist of below-investment grade securities.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future. The Fund will engage in “to be announced” (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. The Fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the Fund does not own. The Fund’s use of TBA transactions results in a form of leverage, which could increase the volatility of the Fund’s share price.

The Fund may invest in foreign securities, including securities of issuers located in emerging markets countries (i.e., those that are in the early stages of their industrial cycles), in non-U.S. dollar denominated securities and in depositary receipts.

The Fund can invest in derivative instruments, including swap contracts, options, futures contracts and forward foreign currency contracts.

The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates and to manage duration. The Fund can further use credit default swaps or total return swaps to manage credit exposure and to manage duration.

The Fund can use futures contracts, including interest rate futures contracts and bond futures contracts, to increase or reduce exposure to changes in interest rates and to manage duration.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.

The Fund may invest in convertible securities, municipal securities and in securities of real estate investment trusts (REITs), including common and preferred stock.

The portfolio managers seek risk-adjusted returns across the fixed income spectrum to provide a high, stable monthly income while providing the opportunity for long term price appreciation. The portfolio managers use a “top down” analysis of macroeconomic trends combined with a “bottom up” fundamental analysis of market sub-sectors and individual issuers to continuously create investable information advantages throughout a market cycle. The portfolio managers will invest opportunistically across a wide range of credits and issuer types to provide relative value across fixed income.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.

5.	The “Risk” sections of the Fund’s Summary and Statutory Prospectuses will be updated to include additional risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, the following risks:

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign Securities Risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

High Yield Debt Securities (Junk Bond) Risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

REIT/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

6.	The Fund will remove its style-specific benchmark index.

7.	The portfolio managers for the Fund will be Mario Clemente, Kevin Collins, Clint Dudley, David Lyle, Phillip Armstrong and Brian Norris.

8.	The following 80% investment policy under the “Fund Policies — Non-Fundamental Restrictions” section of the Fund’s SAI will be removed:

“Invesco U.S. Government Fund invests, under normal circumstances, at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. government, its agencies, instrumentalities or sponsored corporations.”

9.	The Fund’s expense limitation agreement will be amended to reflect that the Fund’s Adviser has contractually agreed to reduce the Fund’s existing expense limits. Under the amended expense limitation agreement, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Class A, Investor Class, Class C, Class R, Class R5, Class R6 and Class Y shares to 1.01%, 1.01%, 1.76%, 1.26% and 0.76%, 0.76% and 0.76%, respectively, of the Fund’s average daily net assets through at least June 30, 2019. The Fund’s expense ratio is currently below this amended expense limit and therefore the amended expense limit will not be reflected in the Fund’s prospectus fee table at this time.

A revised Summary Prospectus, Statutory Prospectus and SAI that reflect the new strategies and risks of the Fund following its repositioning to Invesco Income Fund will be available once the repositioning is effective.